Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of November 17, 2015, by and between USD Partners LP, a Delaware limited partnership (the “Partnership”), and Cogent Energy Solutions, LLC, a Delaware limited liability company (“Cogent”).
WHEREAS, the Partnership owns all of the outstanding membership interests in USDP CC LLC, a Delaware limited liability company (“Buyer”);
WHEREAS, Cogent owns a portion of the outstanding membership interests in Casper Crude to Rail Holdings, LLC, a Delaware limited liability company (“Seller”); and
WHEREAS, in connection with acquisition (the “Acquisition”) by Buyer of all of the outstanding membership interests of Casper Crude to Rail, LLC, a Wyoming limited liability company, from Seller pursuant to the terms of that certain Membership Interest Purchase Agreement, dated as of October 12, 2015, by and between Buyer and Seller (the “MIPA”), the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of Cogent.
NOW, THEREFORE, in consideration of the promises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:
Section 1.    Definitions; Interpretation.
(a)    Definitions. As used herein, the following terms shall have the following respective meanings:
“Acquisition” has the meaning set forth in the Recitals.
“Affiliate” means, as to any Person, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this definition, the term “control,” including the correlative terms “controlling,” “controlled by” and “under common control with,” means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.
“Agreement” has the meaning set forth in the Preamble.
“Board” means the board of directors of the General Partner.
“Business Day” means a day that is not a Saturday, Sunday or day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.
“Buyer” has the meaning set forth in the Recitals.
“Closing Date” has the meaning given to such term in the MIPA.
“Cogent” has the meaning set forth in the Preamble.
“Common Units” means common units representing limited partner interests in the Partnership.
“Director” means a member of the Board.

“End of Suspension Notice” has the meaning set forth in Section 2(b)(i).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“General Partner” means USD Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership, or any successor general partner of the Partnership.
“Holder” means any holder of Registrable Securities who is a party to this Agreement.
“Holder Indemnified Party” has the meaning set forth in Section 4(a).
“Indemnified Party” has the meaning set forth in Section 4(c).
“Indemnifying Party” has the meaning set forth in Section 4(c).
“Initial Registration Statement” has the meaning set forth in Section 2(a).
“Losses” has the meaning set forth in Section 4(a).
“MIPA” has the meaning set forth in the Recitals.
“Partnership” has the meaning set forth in the Preamble.
“Person” means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.
“Registrable Securities” means the aggregate number of Common Units acquired by Cogent in connection with the completion of the Acquisition; provided that any Registrable Security will cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective Registration Statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it is eligible for sale under such Rule 144 without any restriction or (c) it shall have been otherwise transferred and a new certificate for it not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Partnership; provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.
“Registration Expenses” means all expenses incurred by the Partnership in complying with Section 2, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Partnership, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, fees of transfer agents and registrars, and the reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities, but excluding any underwriting discounts and selling commissions only to the extent applicable on a per share basis to Registrable Securities of the selling holders.
“Registration Statement” has the meaning set forth in Section 2(a).

“SEC” means the Securities and Exchange Commission or any successor governmental agency.
“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Seller” has the meaning set forth in the Recitals.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture or other legal entity of which such Person (either above or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.
“Suspension Event” has the meaning set forth in Section 2(b)(i).
“Suspension Notice” has the meaning set forth in Section 2(b)(i).
“Transaction Documents” means this Agreement and the MIPA, including all schedules and exhibits thereto (including, for the avoidance of doubt, any agreements the forms of which are exhibits to the MIPA).
Any capitalized term used in any Section of this Agreement that is not defined in this Section 1 shall have the meaning ascribed to it in such other Section.
(b)    Rules of Construction. For all purposes of this Agreement, unless otherwise expressly provided:
(i)    “own,” “ownership,” “held” and “holding” refer to ownership or holding as record holder or record owner;
(ii)    the headings and captions of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms hereof; and
whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural.
Section 2.    Registration Rights.
(a)    Registration Statement. Following the Closing Date, at a time determined by the Partnership in its reasonable discretion, the Partnership shall prepare and file a registration statement under the Securities Act to permit the public resale of all of the Registrable Securities then outstanding (an “Initial Registration Statement”) and shall use commercially reasonable efforts to cause such Initial Registration Statement to become effective on the 365th day following the Closing Date or as soon as reasonably practicable thereafter. The Initial Registration Statement filed pursuant to this Section 2(a) shall be on such appropriate registration form or forms of the SEC as shall be selected by the Partnership; provided, that, if the Initial Registration Statement is on Form S-1, as soon as reasonably practicable after the Partnership becomes eligible to file a registration statement on Form S-3, then the Partnership shall post-effectively amend the Initial Registration Statement on Form S-1 to convert such Initial Registration Statement to a Form S-3 or, if a registration statement on Form S-1 has not been filed, then file a registration statement on Form S-3 as soon as reasonably practicable to permit the public resale of all of the Registrable Securities then outstanding (such

Initial Registration Statement as so amended or such registration statement on Form S-3 as so filed, the “Registration Statement”). The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable Securities until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement when effective (including the documents incorporated therein by reference, if any) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement or documents incorporated therein by reference, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the holders of Registrable Securities with written notice of the effectiveness of the Registration Statement.
(b)    Registration Obligations and Procedures.
(i)    If, after filing the Registration Statement as set forth in Section 2(a), the Board determines that the offering under such Registration Statement would materially and adversely affect a pending or proposed transaction by the Partnership, then the Partnership shall have the right to suspend the use of a Registration Statement for a period of not more than forty-five (45) days in succession. The Partnership shall not be permitted to provide such notice more than twice in any three hundred sixty (360) day period. In the case of an event that causes the Partnership to suspend the use of a Registration Statement (a “Suspension Event”), the Partnership shall give a notice to the Holders (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Holders shall not effect any sales of the Registrable Securities pursuant to such Registration Statement at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice (as defined below). The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement following further written notice to such effect (an “End of Suspension Notice”) from the Partnership, which End of Suspension Notice shall be given by the Partnership to the Holders promptly following the conclusion of any Suspension Event or its effect.
(ii)    In connection with the Partnership’s registration obligations under Section 2(a), the Partnership shall use its commercially reasonable efforts to effect such registration to permit the offer and transfer of such Registrable Securities as expeditiously as reasonably practicable, and in connection therewith, the Partnership shall:
prepare and file the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or prospectus, or any amendments or supplements thereto, furnish to the Holders copies of all documents prepared to be filed;

promptly notify the Holders and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Partnership (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and the applicable prospectus or any amendment or supplement to such prospectus has been filed, (B) of any comments (written or oral) by the SEC or any request (written or oral) by the SEC or any other governmental authority for amendments or supplements to such Registration Statement, such prospectus, or for any additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement, any order preventing or suspending the use of any preliminary or final prospectus, or the initiation or threatening of any proceedings for such purposes and (D) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or transfer in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(1) promptly notify the Holders when the Partnership becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading, or if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or prospectus in order to comply with the Securities Act, and (2) in either case, as quickly as possible thereafter using all commercially reasonable efforts, prepare and file with the SEC, and furnish without charge to the Holders, an amendment or supplement to such Registration Statement or prospectus that will correct such statement or omission or effect such compliance;
use its commercially reasonable efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final prospectus;
promptly (A) incorporate in a prospectus supplement or post- effective amendment such information as the Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities and (B) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;
furnish to the Holders, without charge, as many conformed copies as the Holders may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
deliver to the Holders, without charge, as many copies of the applicable prospectus (including each preliminary prospectus) and any amendment or supplement thereto as the Holders may reasonably request (it being understood that the Partnership consents to the use of such prospectus or any amendment or supplement thereto by the Holders in connection with the offering and transfer of the Registrable Securities covered by such prospectus or any amendment or supplement thereto) and such other documents as the Holders may reasonably request in order to facilitate the transfer of the Registrable Securities by the Holders;
in connection with any transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders to (A) facilitate the timely preparation and delivery of certificates representing Registrable Securities to be transferred and not bearing any restrictive Securities Act legends and (B) register such Registrable Securities in such denominations and such names as the Investors may request at least two (2) Business Days prior to such transfer of Registrable Securities; provided that the Partnership may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;
cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of the Partnership’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Partnership’s securities are then quoted;
provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of the Partnership’s securities are then listed or quoted and on each inter-dealer quotation system on which any of the Partnership’s securities are then quoted; and
comply with all requirements of the Securities Act, Exchange Act and other applicable laws, rules and regulations, as well as all applicable stock exchange rules.
(d)    The Partnership shall pay all Registration Expenses in connection with a Registration Statement, whether or not any such registration becomes effective.
Section 3.    Cooperation by Holders. The Partnership shall have no obligation to include in a registration statement pursuant to Section 2, Registrable Securities of a Holder if such Holder fails to timely furnish such information that, in the opinion of counsel to the Partnership, is reasonably required in order for a registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 4.    Indemnification and Contribution.
(a)    The Partnership agrees to indemnify and hold harmless, to the fullest extent permitted by law, each selling Holder and any of its officers, directors, employees, controlling persons, fiduciaries, members, representatives and each other Person (if any) that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Holder Indemnified Party”) from and against any and all losses, claims, damages, liabilities, costs and expenses (including attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Partnership shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Partnership by or on behalf of such Holder Indemnified Party expressly for use therein, and (ii) any violation by the Partnership of any federal, state or common law rule, regulation or law applicable to the Partnership and relating to action required of or inaction by the Partnership in connection with any registration or offering of securities. Notwithstanding the preceding sentence, the Partnership shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (x) made in any preliminary prospectus if (A) a Holder failed to deliver or cause to be delivered a copy of the prospectus to the Person asserting such Loss after the Partnership had furnished such Holder with a sufficient number of copies of the same and (B) the prospectus completely corrected in a timely manner such untrue statement or omission, or (y) in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and such Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of the securities to the Person asserting such Loss after the Partnership had furnished such Holder with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Party or representative of such Holder Indemnified Party and shall survive the transfer of securities by Holder.
(b)    Each selling Holder, severally and not jointly, agrees to indemnify and hold harmless the Partnership, its officers, Directors, employees, controlling persons, fiduciaries, general or limited partners, representatives and each other Person (if any) that controls the Partnership within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to Registrable Securities (as amended or supplemented if the Partnership shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, only to the extent such statement or omission (i) was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and (ii) has not been corrected in a subsequent writing prior to or concurrently with the sale of the securities to the Person asserting such Loss.
(c)    In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4(a) or Section 4(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such Indemnified Party that the Indemnified Party believes it has failed to do so, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.
(d)    If the indemnification provided for in this Section 4 is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Partnership (on the one hand) and the selling Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)    The Partnership and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4(d). The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 4(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 5.    Rule 144.
The Partnership covenants that so long as the Common Units are registered pursuant to Section 12(b), Section 12(g) or Section 15(d) of the Exchange Act, it will used its commercially reasonable efforts to file any and all reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Partnership is not required to file such reports, to make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act) and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable any Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A or Regulation S under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the written request of any Holder, the Partnership will deliver to the Holders a written statement as to whether it has complied with such requirements.
Section 6.    Severability.
If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.
Section 7.    Governing Law; Jurisdiction.
(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its choice or conflict of law provisions or rules.
(b)    The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall exclusively and properly lie in the Chancery Court of the State of Delaware or, if such court shall not have jurisdiction, the federal courts of the United States of America located in the State of Delaware. By execution and delivery of this Agreement each party hereto irrevocably submits to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue for such action would be proper in such court and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.
Section 8.    JURY TRIAL.
BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND/OR ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHT OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS ENTERED INTO IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN.

Section 9.    Transfer or Assignment; Benefits of Agreement.
This Agreement shall be binding upon and inure to the benefit of the Partnership, Cogent and their respective successors and assigns. The rights to cause the Partnership to register Registrable Securities granted to Cogent by the Partnership under Section 2 and all other rights of Cogent hereunder may be transferred or assigned by Cogent, or a Holder, to one or more transferee(s) or assignee(s) of such Registrable Securities; provided, however, that (a) such transferee or assignee is an Affiliate of Cogent or such Holder, (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee agrees to be bound by this Agreement. Except as otherwise expressly provided herein, no Person that is not a party to this Agreement, as a third-party beneficiary or otherwise, shall be entitled to enforce any rights or remedies under this Agreement.
Section 10.    Notices.
All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if personally delivered or sent by telecopier, sent by nationally recognized overnight courier, sent by e-mail (so long as a receipt of such e-mail is requested or delivered) or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
(i)    If to the Partnership, to:
USD Partners LP
811 Main Street, Suite 2800
Houston, Texas 77002
Attn: General Counsel
E-mail: kbenson@usdg.com
with copies (which shall not constitute notice) to:
Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
Attn: Sean T. Wheeler
E-mail: sean.wheeler@lw.com
(ii)    If to Cogent, to:
Cogent Energy Solutions, LLC
3100 Timmons, Suite 210
Houston, Texas 77027
Attn: Randall D. Balhorn and Steve Magness
Email: rbalhorn@cogentenergysolutions.com;
smagness@cogentenergysolutions.com

with copies (which shall not constitute notice) to:
Locke Lord LLP
600 Travis, Suite 2800
Houston, Texas 77079
Attn: Kevin N. Pater
E-mail: kpeter@lockelord.com
Section 11.    Modification; Waiver.
This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Partnership, on the one hand, and Investors holding a majority of the Preferred Shares that are not held by the Partnership or its Affiliates, on the other hand. No course of dealing between the Partnership or its Subsidiaries and Investors or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
Section 12.    Entire Agreement.
Except as otherwise expressly provided herein, this Agreement and the other Transaction Documents constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties in connection therewith, from and after the completion of the IPO. Unless otherwise provided herein, any consent required by either party may be withheld by such party in its sole discretion.
Section 13.    Specific Performance.
Each party to this Agreement acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party to this Agreement shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive (to the extent legally permissible) any legal conditions required to be met for the obtaining of any such injunctive or other equitable relief (including posting any bond in order to obtain equitable relief).
Section 14.    Counterparts.
This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.
Section 15.    Further Assurances.
Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and other documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.
USD PARTNERS LP
By:    USD Partners GP LLC,
    its general partner
By:     /s/ Adam Altsuler
    Name: Adam Altsuler
    Title: Vice President and Chief Financial Officer
COGENT ENERGY SOLUTIONS, LLC
By:     /s/ Randall D. Balhorn
    Name: Randall D. Balhorn
Title: Manager

Signature Page to Registration Rights Agreement